UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
January 4, 2011

Commission File Number: 0-29923

CUI Global, Inc.
(Name of Small Business Issuer in Its Charter)
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Colorado (State or jurisdiction of incorporation or organization)	84-1463284 (I.R.S. Employer Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon (Address of Principal Executive Offices)	97062 (Zip Code)

(503) 612-2300
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Effective January 4, 2011, the name of the Company was changed from Waytronx, Inc. to CUI Global, Inc.  and the trading symbol has been changed to CUGI.  On January 4, 2011 the Company issued a press release announcing this change of name; a copy of the press release is attached hereto as Exhibit 99.1.

The information in this report furnished pursuant to Items 1.01, 2.03 and 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, if such subsequent filing references Items 1.01, 2.03 and 7.01 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of January 2011.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President